                                                               Exhibit (a)(1)(B)

                             LETTER OF TRANSMITTAL

                      To Accompany Shares of Common Stock
                                       of

                                 MARITRANS INC.

                   Tendered Pursuant to the Offer to Purchase
                            Dated December 17, 2001

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 THE OFFER, WITHDRAWAL RIGHTS AND PRORATION PERIOD WILL EXPIRE AT 5:00 PM, NEW
 YORK CITY TIME, ON FRIDAY, JANUARY 18, 2002, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------


                        The Depositary for Our Offer is:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

                               BY OVERNIGHT DELIVERY OR
      BY HAND DELIVERY:            EXPRESS MAIL:               BY FIRST CLASS MAIL:
 American Stock Transfer &     American Stock Transfer &     American Stock Transfer &
       Trust Company              Trust Company                   Trust Company
       59 Maiden Lane             59 Maiden Lane                 59 Maiden Lane
      New York, NY 10038         New York, NY 10038             New York, NY 10038

   You should read carefully this letter of transmittal, including the accompanying instructions, before you complete it. For this letter of transmittal to be validly delivered, it must be received by the depositary at one of the above addresses before our offer expires (in addition to the other requirements detailed in this letter of transmittal and its instructions).

   Delivery of this letter of transmittal to another address will not constitute a valid delivery. Deliveries to us, the dealer manager, the information agent or the book-entry transfer facility will not be forwarded to the depositary and will not constitute a valid delivery.

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                         DESCRIPTION OF SHARES TENDERED
                           (See Instructions 3 and 4)

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
                                                                                                 SHARES TENDERED
  Name(s) and Address(es) of Registered Holder(s) (please fill in exactly                 (attach additional signed list if
  as name(s) appear(s) on certificate(s))                                                           necessary)
                                                                                   ----------------------------------------------
                                                                                                  Total Number of      Number of
                                                                                  Certificate     Shares Evidenced      Shares
                                                                                    Number(1)      by Certificate(s)   Tendered(2)
                                                                                   ----------------------------------------------
                                                                                   ----------------------------------------------
                                                                                   ----------------------------------------------
  -----------------------------------------------------------------------------    ----------------------------------------------
  -----------------------------------------------------------------------------    ----------------------------------------------
                                                                                   ----------------------------------------------
  Please complete the section "Designation" if                                     Total Certificated Shares Tendered:
  you wish to designate the order (by certificate                                  ----------------------------------------------
  number) in which you wish to tender your shares                                  Total Shares Tendered by Book-Entry:
  in the event of proration. In the event you                                      ----------------------------------------------
  do not designate the order and less than all                                     Total Shares Tendered:
  shares are purchased due to proration, the order of shares purchased will be selected by the depositary.(1)(3)
---------------------------------------------------------------------------------------------------------------------------------

(1) Need not be completed by stockholders who tender shares by book-entry transfer.
(2) Unless otherwise indicated, it will be assumed that all shares represented by any certificates delivered to the depositary are being tendered. See Instruction 4.
(3) Completion of such section is optional. See Instruction 8.

                                  Designation

   If you wish to designate the order (by certificate number) in which you wish to tender your shares in the event of proration, fill out the following box and keep a copy for your records (attach an additional signed list if necessary). You are not required to complete this box.

        Order                                Certificate Number
        --------------------------------------------------------------------------------------------
        1st
        --------------------------------------------------------------------------------------------
        2nd
        --------------------------------------------------------------------------------------------
        3rd
        --------------------------------------------------------------------------------------------
        4th
        --------------------------------------------------------------------------------------------
        5th
        --------------------------------------------------------------------------------------------
        6th
        --------------------------------------------------------------------------------------------
        7th
        --------------------------------------------------------------------------------------------



When this Letter of Transmittal should be used:

   You should complete this letter of transmittal only if:

     o You are including with this letter of transmittal certificates representing shares that you are tendering (or the certificates will be delivered pursuant to a notice of guaranteed delivery you have previously sent to the depositary); or

     o You are concurrently tendering shares by book-entry transfer to the account maintained by the depositary at The Depository Trust Company (the "book-entry transfer facility") pursuant to Section 3 of the offer to purchase and you are not using an agent's message (as defined in Instruction 2).

   If you want to tender your shares into our offer but (1) your certificates are not immediately available, (2) you cannot deliver all documents required by this letter of transmittal to the depositary before our offer expires, or
(3) you cannot comply with the procedure for book-entry transfer on a timely basis, you can still tender your shares if you comply with the guaranteed delivery procedure set forth in Section 3 of the offer to purchase. See Instruction 2.

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                Additional Information Regarding Tendered Shares

  |_| Check here if any certificate evidencing the shares you are tendering with this letter of transmittal has been lost, stolen, destroyed or mutilated. If so, you must complete an affidavit of loss and return it with your letter of transmittal. A bond may be required to be posted by you to secure against the risk that the certificates may be recirculated. Please call American Stock Transfer & Trust Company, as the transfer agent for the shares, at (800) 937-5449 to obtain an affidavit of loss, for further instructions and for a determination as to whether you will need to post a bond. See Instruction 14.
--------------------------------------------------------------------------------

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  |_|  Check here if tendered shares are being delivered by book-entry transfer made to an account maintained by the depositary with the book-entry transfer facility and complete the following (only financial institutions that are participants in the system of the book-entry transfer facility may deliver shares by book-entry transfer):


  Name of Tendering Institution:_________________________________________

  Account Number:________________________________________________________

  Transaction Code Number:_______________________________________________

  |_| Check here if tendered shares are being delivered pursuant to a notice of guaranteed delivery previously sent to the depositary and complete the following:

  Name(s) of Registered Owner(s):________________________________________

  Date of Execution of Notice of Guaranteed Delivery:____________________

  Name of Institution that Guaranteed Delivery:__________________________

  Account Number:________________________________________________________

--------------------------------------------------------------------------------

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                        Price at Which You Are Tendering
                              (See Instruction 5)


  You must check one box and only one box if you want to tender your shares. If more than one box is checked or if no box is checked, your shares will not be properly tendered.

  Shares Tendered at a Price Determined by You:

  By checking one of the following boxes below instead of the box under "Shares Tendered at a Price Determined Pursuant to Our Offer," you are tendering shares at the price checked. This action would result in none of your shares being purchased if the purchase price selected by Maritrans for the shares is less than the price checked below. If you want to tender portions of your shares at more than one price, you must complete a separate letter of transmittal for each price at which you tender shares. The same shares cannot be tendered at more than one price.

        Price (in dollars) Per Share at Which Shares are Being Tendered

        |_| $11.00      |_| $11.40   |_| $11.80   |_| $12.20
        |_| $11.10      |_| $11.50   |_| $11.90   |_| $12.30
        |_| $11.20      |_| $11.60   |_| $12.00   |_| $12.40
        |_| $11.30      |_| $11.70   |_| $12.10   |_| $12.50


                                       OR

  Shares Tendered at a Price Determined Pursuant to Our Offer:

  |_|  By checking this one box instead of one of the price boxes above, you are tendering shares and are willing to accept the purchase price selected by Maritrans in accordance with the terms of our offer. This action will maximize the chance of having Maritrans purchase your shares (subject to the possibility of proration). Note that this could result in your receiving a price per share as low as $11.00.
--------------------------------------------------------------------------------

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                               Conditional Tender
                              (See Instruction 15)


You may condition your tender of shares on our purchasing a specified minimum number of your tendered shares, all as described in Section 6 of the offer to purchase. Unless the minimum number of shares you indicate below is purchased by us in our offer, none of the shares you tender will be purchased. It is your responsibility to calculate that minimum number of shares that must be purchased if any are purchased, and you are urged to consult your own tax advisor before completing this section. Unless this box has been checked and a minimum number of shares specified, your tender will be deemed unconditional.

          |_| The minimum number of shares that must be purchased, if any are purchased, is: ________ shares.

If, because of proration, the minimum number of shares that you designated above will not be purchased, we may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your shares and checked this box:

          |_|          The tendered shares represent all shares held by me.
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
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        Special Payment Instructions                                         Special Delivery Instructions
       (See Instructions 1, 6, 7 and 9)                                       (See Instructions 1, 6 and 9)
 Complete this box only if you want certificate(s)                 Complete this box only if you want certificate(s)
 for shares not tendered or not purchased and/or                   for shares not tendered or  not purchased and/or any
 any check for the purchase price to be issued in                  check for the purchase price, where such shares and
 the name of someone other than you, or if you                     check are to be issued in your name, to be mailed
 want shares that you delivered by book-entry                      or sent to someone other than you or to you
 transfer facility other than the one designated                   at an address other than the one shown above.
 earlier.

 Issue: |_| Check                                                  Mail: |_| Check
        |_| Certificate to:                                              |_| Certificate to:


 Name:_______________________________                              Name:_____________________________
               (Please Print)                                                (Please Print)
 Address:____________________________                              Address:__________________________

_____________________________________                              __________________________________
             (Include Zip Code)                                             (Include Zip Code)



______________________________________________
(Tax identification or Social Security Number)


|_| Credit shares delivered by book-entry transfer and not purchased to the account set forth below:

Account No.:______________________________________

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


We have no obligation, pursuant to the "Special Payment Instructions," to transfer any certificates for shares from the name of its registered holder(s), or to order the registration or transfer of any shares tendered by book-entry transfer, if we do not purchase any of the shares represented by such certificate or tendered by such book-entry transfer.

           Note: Signatures Must be Provided in the Box Below Labeled
                      "Important--Stockholders Sign Here"

                       If You Want to Tender Your Shares,
              Please Read the Accompanying Instructions Carefully.

To American Stock Transfer & Trust Company:

   The undersigned hereby tenders to Maritrans Inc., a Delaware corporation, the above-described shares of Maritrans' common stock, par value $0.01 per share, at the price per share indicated in this letter of transmittal, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the offer to purchase, dated December 17, 2001, receipt of which is hereby acknowledged, and in this letter of transmittal which together with the offer to purchase, as amended or supplemented from time to time, together constitute the offer.

   Subject to, and effective upon, acceptance for payment of the shares tendered in accordance with the terms and subject to the conditions of the offer, including, if the offer is extended or amended, the terms and conditions of the extension or amendment, the undersigned agrees to sell, assign and transfer to, or upon the order of, Maritrans all right, title and interest in and to all shares tendered and orders the registration of all shares if tendered by book-entry transfer and irrevocably constitutes and appoints the depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to the shares with full knowledge that the depositary also acts as the agent of Maritrans, with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to:

   1. deliver certificate(s) representing the shares or transfer ownership of the shares on the account books maintained by the book-entry transfer facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to, or upon the order of, Maritrans upon receipt by the depositary, as the undersigned's agent, of the purchase price with respect to the shares;

   2. present certificates for the shares for cancellation and transfer on Maritrans' books; and

   3. receive all benefits and otherwise exercise all rights of beneficial ownership of the shares, subject to the next paragraph, all in accordance with the terms and subject to the conditions of the offer.

The undersigned covenants, represents and warrants to Maritrans that:

   1. the undersigned has full power and authority to tender, sell, assign and transfer the shares tendered hereby and, when and to the extent accepted for payment, Maritrans will acquire good, marketable and unencumbered title to the tendered shares, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the shares, and not subject to any adverse claims;

   2. the undersigned understands that tenders of shares pursuant to any one of the procedures described in Section 3 of the offer to purchase and in the instructions to this letter of transmittal will constitute the undersigned's acceptance of the terms and conditions of the offer, including the undersigned's representation and warranty that (a) the undersigned has a "net long position," within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, in the shares or equivalent securities at least equal to the shares being tendered, and
      (b) the tender of shares complies with Rule 14e-4;

   3. the undersigned will, upon request, execute and deliver any additional documents deemed by the depositary or Maritrans to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered; and

   4. the undersigned has read, understands and agrees to all of the terms of the offer.

   The undersigned understands that Maritrans' acceptance of shares tendered pursuant to any one of the procedures described in Section 3 of the offer to purchase and in the instructions to this letter of transmittal will constitute a binding agreement between the undersigned and Maritrans upon the terms and subject to the conditions of the offer. The undersigned acknowledges that under no circumstances will Maritrans pay interest on the purchase price, including, without limitation, by reason of any delay in making payment.

   The name(s) and address(es) of the registered holder(s) should be printed, if they are not already printed above, exactly as they appear on the certificates evidencing shares tendered. The certificate numbers, the number of shares evidenced by the certificates, the number of shares that the undersigned wishes to tender, and the price at which the shares are being tendered should be set forth in the appropriate boxes above.

   The undersigned understands that Maritrans will determine a single per share price, not in excess of $12.50 nor less than $11.00, that it will pay for shares properly tendered, taking into account the number of shares tendered and the prices specified by tendering stockholders. Maritrans will select the lowest purchase price that will enable it to buy 2,000,000 shares or, if a lesser number of shares are properly tendered and not properly withdrawn, all shares that are properly tendered. All shares acquired in the offer will be acquired at the same purchase price. All shares properly tendered at prices equal to or below the purchase price and not properly withdrawn will be purchased, subject to the conditions of the offer, proration and conditional tender provisions described in the offer to purchase. Shares tendered at prices in excess of the purchase price that is selected by Maritrans and shares not purchased because of proration or conditional tenders will be returned without expense to the stockholder.

   The undersigned recognizes that under the circumstances set forth in the offer to purchase Maritrans may terminate or amend the offer; may postpone the acceptance for payment of, or the payment for, shares tendered; or may accept for payment fewer than all of the shares tendered. The undersigned understands that certificate(s) for any shares not tendered or not purchased will be returned to the undersigned at the addresses indicated above, unless otherwise indicated in the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above. The undersigned acknowledges that Maritrans has no obligation, pursuant to the "Special Payment Instructions" box, to transfer any certificate for shares from the name of its registered holder(s), or to order the registration or transfer of any shares tendered by book-entry transfer, if Maritrans does not purchase any of the shares represented by such certificate or tendered by such book-entry transfer.

   The check for the aggregate net purchase price for the shares tendered and purchased will be issued to the order of the undersigned and mailed to the address indicated above, unless otherwise indicated in the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" above.

   All authority conferred or agreed to be conferred by this letter of transmittal will survive the death or incapacity of the undersigned, and any obligation of the undersigned will be binding on the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the offer to purchase, this tender is irrevocable.

--------------------------------------------------------------------------------

                                   IMPORTANT
                             Stockholders Sign Here
         (Please Complete and Return the Attached Substitute Form W-9)

 (The registered holder(s) must sign this document exactly as name(s) appear(s) on certificates(s) for shares or on the security position listing of the book-entry transfer facility or the person(s) authorized to become the registered holder(s) by certificates and documents transmitted with this letter of transmittal must sign this document. If a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity is signing this document, please set forth your full title and see Instruction 6.)


______________________________________        _________________________________
       (Signature(s) of Owner(s))               (Signature(s) of Owner(s))

 Dated: ______________________________

 Name(s):_____________________________        _________________________________
             (Please Print)                            (Please Print)

 Capacity (full title):________________________________________________________

 Address:______________________________________________________________________
                                                    (Include Zip Code)

 Daytime Area Code and Telephone Number:_______________________________________

 Tax Identification or Social Security Number:_________________________________
                                                   (SEE SUBSTITUTE FORM W-9)

              Guarantee of Signature(s) (See Instructions 1 and 6)

 Authorized Signature:_________________________________________________________

 Name:_________________________________________________________________________
                                  (Please Print)

 Title:________________________________________________________________________

 Name of Firm:_________________________________________________________________

 Address:______________________________________________________________________
                                                    (Include Zip Code)

 Daytime Area Code and Telephone Number:_______________________________________


 Dated: ______________________

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

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

                               Part I: TAXPAYER INDENTIFICATION                          Social Security Number or
 Substitute                    NUMBER - FOR ALL ACCOUNTS, ENTER                           Employer Identification
 Form W-9                      TAXPAYER IDENTIFICATION NUMBER                                      Number
                               IN BOX AT RIGHT AND CERTIFY BY
                               SIGNING AND DATING BELOW.
                               Note: If the account is in more than one name,                ___________________
                               see the chart in the enclosed guidelines to
                               determine which number to give the payer.
                               ------------------------------------------------------------
 Department of the             Part II - Check the box if you are exempt from back up
 Treasury                      withholding (see enclosed guidelines):
 Internal Revenue              ------------------------------------------------------------
 Service                       Part III: CERTIFICATION - UNDER PENALTIES OF PERJURY, I
                               CERTIFY THAT: (1) The number shown on this form is my
                               correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), (2) I am not subject to
                               backup withholding because: (a) I am exempt from backup
                               withholding, or (b) I have not been notified by the
                               Internal Revenue Service (the "IRS") that I am subject to
                               backup withholding as a result of a failure to report all
                               interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding and (3) I am a
                               U.S. person (including a U.S. resident alien).

 Payer's Request for           Certification Instruction-You must cross out item (2) above
 Taxpayer Identification       if you have been notified by the IRS that you are currently
 Number (TIN)                  subject to backup withholding because of underreporting of interest of dividends on your tax return and you have not
                               been notified by the IRS that you are no longer subject to backup withholding. (Also, see instructions in the enclosed guidelines.)

                               SIGNATURE:_____________________________ DATE:_____________

--------------------------------------------------------------------------------------------------------------------------

 NOTE: Failure to complete and return this form may result in a penalty of $50 imposed by the IRS and backup withholding of 30% of any payments made to you pursuant to the offer. Please review the enclosed guidelines for certification of taxpayer identification number on Substitute Form W-9 for additional details. You must complete the following certificate if you are awaiting (or will soon apply for) a taxpayer identification number.
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
             Certificate of Awaiting Taxpayer Identification Number

    I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that, notwithstanding the information I provided in Part III of the Substitute Form W-9 above (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), if I do not provide a taxpayer identification number to the depositary within sixty (60) days from the date of this certification, the depositary is required to withhold 30% of all cash payments made to me thereafter until I provide a number.

 Signature:_____________________________    Date:________________________

 Name (Please Print)_____________________________________________________

 Address (Please Print)__________________________________________________

--------------------------------------------------------------------------------

                                  Instructions
             Forming Part of the Terms and Conditions of Our Offer

1. Guarantee Of Signatures. Depending on how the certificates for your shares are registered and to whom you want payments or deliveries made, you may need to have the signatures on this letter of transmittal guaranteed by an eligible guarantor institution. No signature guarantee is required if either:

     o this letter of transmittal is signed by the registered holder(s) of the shares tendered (which, for these purposes, includes any participant in the book-entry transfer facility whose name appears on a security position listing as the owner of the shares) exactly as the name of the registered holder(s) appears on the certificate(s) for the shares and payment and delivery are to be made directly to the holder, unless the holder has completed either of the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" above, in which case, payment and delivery will not be made to the holder; or

     o the shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity that is also an "eligible guarantor institution," as that term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, each such entity referred to as an "eligible guarantor institution."

In all other cases, including if you have completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above, an eligible guarantor institution must guarantee all signatures on this letter of transmittal. You may also need to have any certificates you deliver endorsed or accompanied by a stock power, and the signatures on these documents also may need to be guaranteed. See Instruction 6.

2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. For your shares to be properly tendered, either (1) or (2) below must happen:

   (1) The depositary must receive all of the following at its address above in this letter of transmittal before or on the date our offer expires:

          o one of (a) the certificates for the shares or (b) a confirmation of receipt of the shares into the depositary's account at the book-entry transfer facility as described in this Instruction 2, and

          o one of (a) properly completed and executed letter of transmittal or a manually executed facsimile of it, including any required signature guarantees, or (b) an "agent's message" of the type described in this Instruction 2 in the case of a book-entry transfer, and

          o    any other documents required by this letter of transmittal.

   (2) You must comply with the guaranteed delivery procedure set forth below.

   Book-Entry Delivery. Any institution that is a participant in the book-entry transfer facility's system may make book-entry delivery of the shares by causing the book-entry transfer facility to transfer shares into the depositary's account in accordance with the book-entry transfer facility's procedures for transfer. Delivery of this letter of transmittal or any other required documents to the book-entry transfer facility does not constitute delivery to the depositary.

   Agent's Message. The term "agent's message" means a message transmitted by the book-entry transfer facility to, and received by, the depositary, which states that the book-entry transfer facility has received an express acknowledgment from the participant in the book-entry transfer facility tendering the shares that the participant has received and agrees to be bound by the terms of this letter of transmittal and that we may enforce the agreement against them.

   Guaranteed Delivery. If you wish to tender your shares but your share certificate(s) are not immediately available or cannot be delivered to the depositary before the offer expires, the procedure for book-entry transfer cannot be completed on a timely basis, or if time will not permit all required documents to reach the depositary before the offer expires, your shares may still be tendered, if all of the following conditions are satisfied:

   o the tender is made by or through an eligible guarantor institution;

   o the depositary receives by hand, mail, overnight courier or facsimile transmission, before the expiration date, a properly completed and duly executed notice of guaranteed delivery in the form provided with this letter of transmittal, specifying the price at which shares are being tendered, including (where required) a signature guarantee by an eligible guarantor institution in the form set forth in the notice of guaranteed delivery; and

   o all of the following are received by the depositary within three New York Stock Exchange trading days after the date of receipt by the depositary of the notice of guaranteed delivery:

          o one of (a) the certificates for the shares or (b) a confirmation of receipt of the shares pursuant to the procedure for book-entry transfer described in this Instruction 2;

          o one of (a) a properly completed and executed letter of transmittal or a manually executed facsimile of it, including any required signature guarantees, or (b) an agent's message of the type described in this Instruction 2 in the case of a book-entry transfer; and

          o    any other documents required by this letter of transmittal.

   The method of delivering all documents, including share certificates, this letter of transmittal and any other required documents, is at your election and risk. If delivery is by mail, we recommend you use registered mail with return receipt requested, properly insured. In all cases, sufficient time should be allowed to ensure timely delivery.

   Except as specifically permitted by Section 6 of the offer to purchase, we will not accept any alternative, conditional or contingent tenders, nor will we purchase any fractional shares, except as expressly provided in the offer to purchase. All tendering stockholders, by execution of this letter of transmittal or a manually signed facsimile of this letter of transmittal, waive any right to receive any notice of the acceptance of their tender.

3. Inadequate Space. If the space provided in the box entitled "Description of Shares Tendered" above is inadequate, the certificate numbers and/or the number of shares should be listed on a separate signed schedule and attached to this letter of transmittal.

4. Partial Tenders and Unpurchased Shares. (This paragraph does not apply to stockholders who tender by book-entry transfer.) If fewer than all of the shares evidenced by any certificate are to be tendered, fill in the number of shares that are to be tendered in the column entitled "Number of Shares Tendered" in the box entitled "Description of Shares Tendered" above. In that case, if any tendered shares are purchased, a new certificate for the remainder of the shares (including any shares not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" in this letter of transmittal, promptly after the expiration date. Unless otherwise indicated, all shares represented by the certificate(s) set forth above and delivered to the depositary will be deemed to have been tendered.

   If any tendered shares are not purchased or are properly withdrawn, or if less than all shares evidenced by a stockholder's certificates are tendered, certificates for unpurchased shares will be returned promptly after the expiration or termination of the offer or the proper withdrawal of the shares, as applicable. In the case of shares tendered by book-entry transfer at the book-entry transfer facility, the shares will be credited to the appropriate account maintained by the tendering stockholder at the book-entry transfer facility. In each case, shares will be returned or credited without expense to the stockholder.

5. Indication of Price at Which Shares are Being Tendered. If you want to tender your shares, you must properly complete the pricing section of this letter of transmittal, which is called "Price at Which You Are Tendering." You must check one box in the pricing section. If more than one box is checked or no box is checked, your shares will not be properly tendered. If you want to tender portions of your shares at more than one price, you must complete a separate letter of transmittal for each price at which you tender shares. However, the same shares cannot be tendered at more than one price, unless previously and properly withdrawn as provided in Section 4 of the offer to purchase.

6. Signatures on Letter of Transmittal; Stock Powers and Endorsements; Exact Signature. If this letter of transmittal is signed by the registered holder(s) of the shares tendered, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

   Joint Holders. If the shares tendered are registered in the names of two or more joint holders, each holder must sign this letter of transmittal.

   Different Names on Certificates. If any tendered shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate letters of transmittal (or manually signed facsimiles) as there are different registrations of certificates.

   Endorsements. When this letter of transmittal is signed by the registered holder(s) of the shares tendered, no endorsements of certificates representing the shares or separate stock powers are required unless payment is to be made or the certificates for shares not tendered or not purchased are to be issued to a person other than the registered holder(s). Signature(s) on the certificate(s) must be guaranteed by an eligible guarantor institution.

   If this letter of transmittal is signed by a person other than the registered holder(s) of the certificates listed, or if payment is to be made or certificates for shares not tendered or not purchased are to be issued to a person other than the registered holder(s), the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appears on the certificates, and the signatures on the certificates or stock powers must be guaranteed by an eligible guarantor institution. See Instruction 1.

   Signatures of Fiduciaries. If this letter of transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, that person should so indicate when signing and must submit proper evidence satisfactory to us of his or her authority to so act.

7. Stock Transfer Taxes. Except as provided in this Instruction 7, no stock transfer tax stamps or funds to cover tax stamps need accompany this letter of transmittal. We will pay any stock transfer taxes payable on the transfer to us of shares purchased pursuant to our offer. If, however,

     o payment of the purchase price is to be made to any person other than the registered holder(s);

     o shares not tendered or rejected for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or

     o certificates representing tendered shares are registered in the name(s) of any person(s) other than the person(s) signing this letter of transmittal,

then the depositary will deduct from the purchase price the amount of any stock transfer taxes (whether imposed on the registered holder(s), other person(s) or otherwise) payable on account of the transfer to that person, unless satisfactory evidence of the payment of the taxes or any exemption therefrom is submitted.

8. Order of Purchase in Event of Proration. As described in Section 1 of the offer to purchase, stockholders can designate in the "Designation" box of this letter of transmittal the order in which they wish to have their shares purchased if, as a result of the proration provisions or otherwise, some but not all of the tendered shares are purchased in the offer. The order of purchase may have an effect on the Federal income tax treatment of the purchase price for the shares purchased. See Sections 1 and 14 of the offer to purchase. In the event you do not designate the order and less than all shares are purchased due to proration, the order of shares purchased will be selected by the depository.

9. Special Payment and Delivery Instructions. If certificate(s) for shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of this letter of transmittal or if the certificates and/or checks are to be sent to someone other than the person signing this letter of transmittal or to the signer at a different address, the box entitled "Special Payment Instructions" and/or the box entitled "Special Delivery Instructions" on this letter of transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1.

10. Irregularities. All questions as to the number of shares to be accepted, the price to be paid for shares to be accepted and the validity, form, eligibility, including time of receipt, and acceptance for payment of any tender of shares will be determined by us in our sole discretion. Our determination will be final and binding on all parties. We reserve the absolute right to reject any or all tenders of any shares that we determine are not in proper form or the acceptance of or payment for which we determine may be unlawful. We also reserve the absolute right to waive any of the conditions of the offer or any defect or irregularity in any tender with respect to any particular shares or any particular stockholder. Our interpretation of the terms of the offer (including these instructions) will be final and binding on all parties. No tender of shares will be deemed to have been properly made until all defects or irregularities have been cured by the tendering stockholder or waived by us. Unless waived, any defects and irregularities in connection with tenders must be cured within the time period, if any, we determine. None of we, the depositary, the information agent, the dealer manager or any other person will be under any duty to give notice of any defects or irregularities in any tender, or incur any liability for failure to give any notice.

11. Questions and Requests for Assistance and Additional Copies. Questions and requests for additional copies of the offer to purchase, this letter of transmittal or the notice of guaranteed delivery may be directed to the information agent or the dealer manager at the telephone numbers and addresses set forth on the back cover of this letter of transmittal.

12. Substitute Form W-9 and Form W-8. To prevent backup Federal income tax withholding equal to 30% of the gross payments payable pursuant to the offer, each stockholder who does not otherwise establish an exemption from backup withholding must notify the depositary of that stockholder's correct taxpayer identification number (or certify that that taxpayer is awaiting a taxpayer identification number) and provide various other information by completing, under penalties of perjury, the Substitute Form W-9 included in this letter of transmittal. Noncorporate foreign stockholders should generally complete and sign an appropriate Form W-8 and, in the case of some foreign entities, including various partnerships, trusts and estates, should generally also submit a complete and signed Form W-8 or Form W-9, as appropriate, with respect to its partners, members, beneficiaries or owners (and their beneficial owners), in order to avoid backup withholding. Copies of these forms may be obtained from the depositary. As more fully described below in Instruction 13, in the case of a foreign stockholder, even if that stockholder has provided the required certification to avoid backup withholding, the depositary will withhold 30% of the gross payments made pursuant to the offer unless a reduced rate of withholding or an exemption from withholding is applicable.

13. Withholding on Foreign Stockholders. The depositary will withhold United States federal income taxes equal to 30% of the gross payments payable to a foreign stockholder unless we and the depositary determine that (i) a reduced rate of withholding is available pursuant to a tax treaty or (ii) an exemption from withholding is applicable because the gross proceeds are effectively connected with the conduct of a trade or business by the foreign stockholder within the United States. For this purpose, a foreign stockholder is any stockholder that is not (i) a citizen or resident of the United States, (ii) a corporation, partnership, or other entity created or organized in or under the laws of the United States, any state or any political subdivision thereof,
(iii) an estate, the income of which is subject to United States federal income taxation regardless of the source of the income or (iv) a trust whose administration is subject to the primary supervision of a United States court and which has one or more United States persons who have the authority to control all of its substantial decisions. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a foreign stockholder must deliver to the depositary before the payment a properly completed and executed IRS Form W-8BEN with respect to that foreign stockholder and, in the case of a foreign stockholder that is neither an individual nor a corporation, that foreign stockholder may be required to deliver both an IRS Form W-8IMY and an appropriate IRS Form W-8BEN or W-9 with respect to partners, members, beneficiaries or owners (and their beneficial owners) of that foreign stockholder. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the offer are effectively connected with the conduct of a trade or business within the United States, a foreign stockholder must deliver to the depositary before the payment a properly completed and executed IRS Form W-8ECI. We and the depositary will determine a stockholder's status as a foreign stockholder and eligibility for a reduced rate of, or exemption from, withholding by reference to any outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form W-8IMY, IRS Form W-8BEN or IRS Form W-8ECI) unless facts and circumstances indicate that reliance thereon is not warranted. A foreign stockholder who has not previously submitted the appropriate certificates or statements with respect to a reduced rate of, or exemption from, witholding for which such stockholder may be eligible should consider doing so in order to avoid overwithholding. A foreign stockholder may be eligible to obtain a refund of all or a portion of any tax withheld if that stockholder meets the "complete redemption," "substantially disproportionate" or "not essentially equivalent to a dividend" tests described in Section 14 of the offer to purchase or is otherwise able to establish that no tax or a reduced amount of tax is due. Backup withholding generally will not apply to amounts subject to the 30% or a treaty-reduced rate of withholding.

14. Lost, Stolen, Destroyed or Mutilated Certificates. If your certificate for part or all of your shares has been lost, stolen, misplaced or destroyed, you should contact American Stock Transfer & Trust Company, the transfer agent for our shares, at (800) 937-5449 (toll free), for instructions as to obtaining an affidavit of loss. The affidavit of loss will then be required to be submitted together with this letter of transmittal in order to receive payment for shares that are tendered and accepted for payment. A bond may be required to be posted by you to secure against the risk that the certificates may be subsequently recirculated. You are urged to contact American Stock Transfer & Trust Company immediately in order to receive further instructions, to permit timely processing of this documentation and for a determination as to whether you will need to post a bond.

15. Conditional Tenders. As described in Section 6 of the offer to purchase, you may tender shares subject to the condition that all or a specified minimum number of your shares tendered pursuant to this letter of transmittal or a notice of guaranteed delivery must be purchased if any shares tendered are purchased.

   If you wish to make a conditional tender, you must indicate this in the box captioned "Conditional Tender" in this letter of transmittal or, if applicable, the notice of guaranteed delivery. In the box captioned "Conditional Tender" in this letter of transmittal or the notice of guaranteed delivery, you must calculate and appropriately indicate the minimum number of shares that must be purchased if any are to be purchased.

   As discussed in Section 6 of the offer to purchase, proration may affect whether we accept conditional tenders and may result in shares tendered pursuant to a conditional tender being deemed withdrawn if the minimum number of shares would not be purchased. If, because of proration, the minimum number of shares that you designate will not be purchased, we may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your shares and check the box so indicating. Upon selection by lot, if any, we will limit our purchase in each case to the designated minimum number of shares.

   All tendered shares will be deemed unconditionally tendered unless the "Conditional Tender" box is completed.

   The conditional tender alternative is made available so that a stockholder may seek to structure our purchase of shares in our offer from the stockholder in a manner that the sale will be treated as a sale of those shares by the stockholder, rather than the payment of a dividend to the stockholder, for Federal income tax purposes. It is the tendering stockholder's responsibility to calculate the minimum number of shares that must be purchased from the stockholder in order for the stockholder to qualify for sale rather than dividend treatment. Each stockholder is urged to consult his or her own tax advisor.

   MANUALLY SIGNED FACSIMILE COPIES OF THE LETTER OF TRANSMITTAL WILL BE ACCEPTED. THE LETTER OF TRANSMITTAL, CERTIFICATES FOR SHARES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH STOCKHOLDER OF THE COMPANY OR SUCH STOCKHOLDER'S BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH ON THE COVER PAGE.

   Any questions or requests for assistance may be directed to the information agent or the dealer manager at their telephone numbers or addresses set forth below. Requests for additional copies of this document, the letter of transmittal or the notice of guaranteed delivery may be directed to the information agent at the telephone number or address set forth below. You may also contact your broker, dealer, commercial bank, trust company or nominee for assistance concerning our offer. To confirm delivery of shares, stockholders are directed to contact the depositary.

                    The Information Agent for Our Offer is:

                             D.F. King & Co., Inc.

                                77 Water Street
                               New York, NY 10005
                         Call Toll Free (800) 659-6590
              Banks And Brokers please call collect (212) 269-5550

                      The Dealer Manager For Our Offer Is:

                              Merrill Lynch & Co.

                            1400 Merrill Lynch Drive
                                   MSC 0401N
                           Pennington, NJ 08534-4125
                         (609) 274-3066 (call collect)